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FOR IMMEDIATE RELEASE
HENRY SCHEIN REPORTS SOLID FIRST-QUARTER

2024 FINANCIAL RESULTS

AND UPDATES 2024

FINANCIAL GUIDANCE

●
First-quarter 2024 sales growth of 3.7%, GAAP diluted EPS of $0.72 and non-GAAP diluted EPS of

$1.10

●
Tightens total sales growth guidance range to 8% to 10%, reflecting continued recovery from last year’s cyber
incident and a strong pipeline of new specialty products and software innovation
●
Affirms 2024 non-GAAP diluted EPS guidance of $5.00 to $5.16 and 2024 Adjusted EBITDA growth of more than 15%
MELVILLE,

N.Y.,

May 7, 2024 –
Henry Schein, Inc. (Nasdaq: HSIC), the world’s largest

provider of health care solutions
to office-based dental and medical practitioners, today reported financial results for the first quarter ended March 30,

2024.
“Our first-quarter financial results reflect solid earnings driven by gross margin expansion and a strong recovery from last quarter’s cyber incident,” said Stanley M. Bergman, Chairman of the Board and Chief Executive Officer

of Henry
Schein. “We continue

to make good progress on executing our

BOLD+1 Strategic Plan and are pleased with the contribution
from our recent acquisitions.”
“We are affirming

our expectations for 2024 non-GAAP diluted EPS and 2024 Adjusted EBITDA growth and tightening our expectations for 2024 total sales growth.

Our projected sales growth reflects continued recovery from last year’s cyber incident and a strong pipeline of new specialty products and software innovation.” Mr.

Bergman added.

First-Quarter 2024 Financial Results
●
Total

net sales

for the quarter were $3.2 billion, an increase of 3.7% compared with the first quarter of 2023. Internal sales decreased

1.8%
1

which includes:

● an approximate 300 to 400 basis points decrease in sales from the residual impact of last year’s cyber incident, and
● a 60 basis point decrease in sales due to lower personal protective equipment (PPE) sales, primarily due to lower glove pricing.
●
First-quarter sales and internal sales growth are summarized below and detailed in Exhibit A
1
.

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1
Sales
($ Billion)
Total
Growth/(Decrease)
1
(%)
Internal
Growth/(Decrease)
(%)
Global Dental $1.9 0.8% (2.9%)

Merchandise
$1.5 0.8% (3.7%)

Equipment
$0.4 0.8% 0.2%
Global Medical $1.0 7.3% (0.7%)
Global Technology

and Value

-Added
Services
$0.2 13.8% 3.2%
TOTAL

SALES
$3.2 3.7% (1.8%)
Note: items may not sum due to rounding

●
GAAP net income
2

for the quarter was $93 million, or $0.72 per diluted share
4
, and compares with first-quarter 2023
GAAP net income of $121 million, or $0.91 per diluted share.
●
Non-GAAP net income
2
for the quarter was $143 million, or $1.10 per diluted share
4
, and compares with first-
quarter 2023 non-GAAP net income of $161 million, or $1.21 per diluted share.

●
Adjusted EBITDA
3

for the quarter was $255 million, consistent with the first-quarter 2023 Adjusted EBITDA of
$256 million.
Capital Deployment
During the first quarter of 2024, the Company repurchased approximately 1 million shares of its common stock at an average price of $75.10 per share, for a total of approximately $75 million. The impact of the share repurchases on first-
quarter diluted EPS was immaterial.

At quarter-end, Henry Schein had approximately $190 million authorized and available for future stock repurchases.
2024 Financial Guidance
Guidance is for current continuing operations as well as acquisitions that have closed and does not include the impact of future share repurchases, potential future acquisitions, restructuring and integration expenses, amortization expense of acquired intangible assets, contingent consideration revaluation adjustments, certain expenses directly associated with the
1
See Exhibit A for details of sales growth. Internal sales growth is calculated from total net sales using constant foreign exchange rates and excludes sales from acquisitions.
2

See Exhibit B for a reconciliation of GAAP net income and diluted EPS to non-GAAP net income and diluted EPS.
3
See Exhibit C for a reconciliation of GAAP net income to Adjusted EBITDA.
4

References to diluted EPS refer to diluted EPS attributable to Henry Schein, Inc.

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cybersecurity incident or any potential insurance claim recovery.

This guidance also assumes that foreign currency exchange
rates remain generally consistent with current levels and that end markets remain consistent with current market conditions:
●
2024 non-GAAP diluted EPS attributable to Henry Schein, Inc. is expected to be $5.00 to $5.16, unchanged from prior guidance, reflecting growth of 11% to 15% compared with 2023 non-GAAP diluted EPS of $4.50.

●
2024 total sales growth is now expected to be approximately 8% to 10% over 2023, compared with prior guidance of
8% to 12% growth. This reflects continued recovery from last year’s cyber incident and a strong pipeline of new specialty products and software innovation.
●
2024 Adjusted EBITDA
3

is expected to increase by more than 15% compared with 2023, unchanged from prior guidance.
Adjustments to 2024 GAAP Net Income and Diluted EPS
The Company is providing guidance for 2024 diluted EPS on a non-GAAP basis and for 2024 Adjusted EBITDA, as noted above. The Company is not providing a reconciliation of its 2024 non-GAAP guidance to its projected 2024 diluted
EPS prepared on a GAAP basis, or its projected 2024 Adjusted EBITDA to net income prepared on a GAAP basis. This is because the Company is unable to provide without unreasonable effort an estimate of integration and restructuring costs related to an ongoing initiative to drive operating efficiencies,

including the corresponding tax effect, that will be included in the Company’s 2024 diluted EPS and net income

prepared on a GAAP basis. The inability to provide this reconciliation is due to the uncertainty and inherent difficulty of predicting the occurrence, magnitude, financial impact and timing of related
costs.
Management does not believe these items are representative of the Company’s underlying business performance. For
the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results.

First-Quarter 2024 Conference Call Webcast
The Company will hold a conference call to discuss first-quarter 2024 financial results today,

beginning at 10:00 a.m.
Eastern time. Individual investors are invited to listen to the conference call through Henry Schein’s website by visiting
www.henryschein.com/IRwebcasts.

In addition, a replay will be available beginning shortly after the call has ended for a period of one week.

The Company will be posting slides that provide a summary of its first-quarter 2024 financial results on its website at
https://www.henryschein.com/us-en/Corporate/investor

-presentations.aspx.
About Henry Schein, Inc.
Henry Schein, Inc. (Nasdaq: HSIC) is a solutions company for health care professionals powered by a network of people and technology. With

more than 25,000 Team Schein Members worldwide,

the Company's network of trusted
advisors provides more than 1 million customers globally with more than 300 valued solutions that help improve operational

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success and clinical outcomes. Our Business, Clinical, Technology and Supply Chain solutions help office-based dental and
medical practitioners work more efficiently so they can provide quality care more effectively.

These solutions also support
dental laboratories, government and institutional health care clinics, as well as other alternate care sites.
Henry Schein operates through a centralized and automated distribution network, with a selection of more than
300,000 branded products and Henry Schein corporate brand products in our main distribution centers.
A FORTUNE 500 Company and a member of the S&P 500®

index, Henry Schein is headquartered in Melville,
N.Y.,

and has operations or affiliates in 33 countries and territories. The Company's sales reached $12.3 billion in 2023,

and
have grown at a compound annual rate of approximately 11.5 percent since Henry Schein became a public company in 1995.
For more information, visit Henry Schein at www.henryschein.com

, Facebook.com/HenrySchein,
Instagram.com/HenrySchein,

and Twitter.com/HenrySchein

.

Cautionary Note Regarding Forward-Looking Statements and Use of Non-GAAP Financial Information
In accordance with the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995, we provide the following cautionary remarks regarding important factors that, among others, could cause future results to differ materially from the forward-looking statements, expectations and assumptions expressed or implied herein.

All forward-looking statements made by us are
subject to risks and uncertainties and are not guarantees of future performance. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements or industry results to be
materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.
These statements include EPS and Adjusted EBITDA guidance and are generally identified by the use of such terms as “may,” “could,”
“expect,” “intend,” “believe,” “plan,” “estimate,” “forecast,” “project,” “anticipate,” “to be,” “to make” or other comparable terms.

A
fuller discussion of our operations, financial condition and status of litigation matters, including factors that may affect our business and future prospects, is contained in documents we have filed with the United States Securities and Exchange Commission, or SEC, including our Annual Report on Form 10-K, and will be contained in all subsequent periodic filings we make with the SEC. These documents identify in detail important risk factors that could cause our actual performance to differ materially from current expectations.

Risk factors and uncertainties that could cause actual results to differ materially from current and historical results include, but are not limited to: our dependence on third parties for the manufacture and supply of our products; our ability to develop or acquire and maintain and protect new products (particularly technology products) and technologies that achieve market acceptance with acceptable margins; transitional challenges associated with acquisitions, dispositions and joint ventures, including the failure to achieve anticipated synergies/benefits, as well as significant demands on our operations, information systems, legal, regulatory, compliance, , financial and human resources functions in connection with acquisitions, dispositions and joint ventures; certain provisions in our governing documents that may discourage third-party acquisitions of us; adverse changes in supplier rebates or other purchasing incentives; risks related to the
sale of corporate brand products; security risks associated with our information systems and technology products and services,

such as
cyberattacks or other privacy or data security breaches (including the October 2023 incident); effects of a highly competitive (including, without limitation, competition from third-party online commerce sites) and consolidating market; changes in the health care industry;
risks from expansion of customer purchasing power and multi-tiered costing structures; increases in shipping costs for our products or other service issues with our third-party shippers; general global and domestic macro-economic and political conditions, including inflation, deflation, recession, ongoing wars, fluctuations in energy pricing and the value of the U.S. dollar as compared to foreign currencies, and changes to other economic indicators, international trade agreements, potential trade barriers and terrorism; geopolitical
wars; failure to comply with existing and future regulatory requirements; risks associated with the EU Medical Device Regulation; failure to comply with laws and regulations relating to health care fraud or other laws and regulations; failure to comply with laws and regulations relating to the collection, storage and processing of sensitive personal information or standards in electronic health records

or
transmissions; changes in tax legislation; risks related to product liability, intellectual property and other claims; risks associated with customs policies or legislative import restrictions; risks associated with disease outbreaks, epidemics, pandemics (such as the COVID-19 pandemic), or similar wide-spread public health concerns and other natural or man-made disasters; risks associated with our global operations; litigation risks; new or unanticipated litigation developments and the status of litigation matters; our dependence on our senior management, employee hiring and retention, and our relationships with customers, suppliers and manufacturers; and disruptions in financial markets.

The order in which these factors appear should not be construed to indicate their relative importance or priority.
We caution that these factors may not be exhaustive and that many of these factors are beyond our ability to control or predict.
Accordingly, any forward-looking statements contained herein should not be relied upon as a prediction of actual results.

We undertake
no duty and have no obligation to update forward-looking statements except as required by law.

Included within the press release are non-GAAP financial measures that supplement the Company’s Consolidated Statements of
Income prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company’s

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actual results prepared under GAAP to exclude certain items. In the schedules attached to the press release, the non-GAAP measures have been reconciled to and should be considered together with the Consolidated Statements of Income. Management believes that non-GAAP financial measures provide investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where certain items may vary independent of business performance and allow for greater transparency with respect to key metrics used by management in operating our business. The impact of certain items that are excluded include integration and restructuring costs, and amortization of acquisition-related assets, because the amount and timing of such charges
are significantly impacted by the timing, size, number and nature of the acquisitions we consummate and occur on an unpredictable basis.
These non-GAAP financial measures are presented solely for informational and comparative purposes and should not be regarded as a replacement for corresponding, similarly captioned, GAAP measures.
CONTACTS:

Investors
Ronald N. South
Senior Vice President and Chief Financial Officer
ronald.south@henryschein.com
(631) 843-5500
Graham Stanley
Vice President, Investor Relations and Strategic Financial Project

Officer
graham.stanley@henryschein.com
(631) 843-5500

Media
Ann Marie Gothard
Vice President, Global Corporate Media Relations
annmarie.gothard@henryschein.com
(631) 390-8169
(TABLES TO

FOLLOW)

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED STATEMENTS

OF INCOME
(in millions, except share and per share data)
(unaudited)
Three Months Ended
March 30, April 1,
2024 2023
Net sales $ 3,172 $ 3,060
Cost of sales 2,160 2,094
Gross profit 1,012 966
Operating expenses:
Selling, general and administrative 791 717
Depreciation and amortization 61 44
Restructuring costs 10 30
Operating income 150 175
Other income (expense):
Interest income 5 3
Interest expense (30) (14)
Other, net 2 (1)
Income before taxes, equity in earnings of affiliates and noncontrolling interests 127 163
Income taxes (32) (39)
Equity in earnings of affiliates, net of tax 3 4
Net income 98 128
Less: Net income attributable to noncontrolling interests (5) (7)
Net income attributable to Henry Schein, Inc. $ 93 $ 121
Earnings per share attributable to Henry Schein, Inc.:
Basic $ 0.72 $ 0.92
Diluted $ 0.72 $ 0.91
Weighted-average common shares

outstanding:
Basic 128,720,661 131,365,789
Diluted 129,769,580 133,039,886

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions, except share data)
March 30, December 30,
2024 2023
(unaudited)
ASSETS
Current assets:
Cash and cash equivalents $ 159 $ 171
Accounts receivable, net of allowance for credit losses of $84 and $83 1,644 1,863
Inventories, net of reserves of $188 and $192 1,686 1,815
Prepaid expenses and other 589 639
Total current assets 4,078 4,488
Property and equipment, net 500 498
Operating lease right-of-use assets 314 325
Goodwill 3,835 3,875
Other intangibles, net 915 916
Investments and other 503 471
Total assets $ 10,145 $ 10,573
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND
STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable $ 879 $ 1,020
Bank credit lines 264 264
Current maturities of long-term debt 103 150
Operating lease liabilities 75 80
Accrued expenses:
Payroll and related 245 332
Taxes 143 137
Other 625 700
Total current liabilities 2,334 2,683
Long-term debt 2,010 1,937
Deferred income taxes 77 54
Operating lease liabilities 266 310
Other liabilities 423 436
Total liabilities 5,110 5,420
Redeemable noncontrolling interests 798 864
Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.01 par value, 1,000,000 shares authorized, none outstanding - -
Common stock, $0.01 par value, 480,000,000 shares authorized,
128,480,909 outstanding on March 30, 2024 and
129,247,765 outstanding on December 30, 2023 1 1
Additional paid-in capital - -
Retained earnings 3,838 3,860
Accumulated other comprehensive loss (239) (206)
Total Henry Schein, Inc. stockholders' equity 3,600 3,655
Noncontrolling interests 637 634
Total stockholders' equity 4,237 4,289
Total liabilities, redeemable noncontrolling interests

and stockholders' equity
$ 10,145 $ 10,573

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED STATEMENTS

OF CASH FLOWS
(in millions)

(unaudited)
Three Months Ended
March 30, April 1,
2024 2023
Cash flows from operating activities:
Net income $ 98 $ 128
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization 73 52
Non-cash restructuring charges 1 7
Stock-based compensation expense 8 10
Provision for losses on trade and other accounts receivable 5 1
Provision for deferred income taxes 2 2
Equity in earnings of affiliates (3) (4)
Distributions from equity affiliates 2 2
Changes in unrecognized tax benefits 2 1
Other (6) (1)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable 190 (20)
Inventories 74 63
Other current assets 41 29
Accounts payable and accrued expenses (290) (243)
Net cash provided by operating activities 197 27
Cash flows from investing activities:
Purchases of property and equipment (41) (31)
Payments related to equity investments and business acquisitions, net of cash acquired (20) (1)
Proceeds from loan to affiliate 1 2
Capitalized software costs (9) (9)
Other (3) -
Net cash used in investing activities (72) (39)
Cash flows from financing activities:
Net change in bank credit lines - 132
Proceeds from issuance of long-term debt 90 31
Principal payments for long-term debt (60) (1)
Proceeds from issuance of stock upon exercise of stock options 1 1
Payments for repurchases and retirement of common stock (75) (100)
Payments for taxes related to shares withheld for employee taxes (7) (30)
Distributions to noncontrolling shareholders (6) (4)
Acquisitions of noncontrolling interests in subsidiaries (94) (8)
Net cash provided by (used in) financing activities (151) 21
Effect of exchange rate changes on cash and cash equivalents 14 -
Net change in cash and cash equivalents (12) 9
Cash and cash equivalents, beginning of period 171 117
Cash and cash equivalents, end of period $ 159 $ 126

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Exhibit A - First Quarter Sales
Henry Schein, Inc.
2024 First Quarter
Sales Summary
(in millions)
(unaudited)
Q1 2024 over Q1 2023
Local Currency Growth
Global Q1 2024 Q1 2023
Local Internal
Growth
Acquisition
Growth
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
Dental Merchandise $ 1,499 $ 1,487 -3.7% 3.8% 0.1% 0.7% 0.8%
Dental Equipment 415 411 0.2% 0.0% 0.2% 0.6% 0.8%
Total Dental 1,914 1,898 -2.9% 3.0% 0.1% 0.7% 0.8%
Medical 1,041 971 -0.7% 8.0% 7.3% 0.0% 7.3%
Total Health Care Distribution 2,955 2,869 -2.1% 4.6% 2.5% 0.5% 3.0%
Technology and Value

-Added Services
217 191 3.2% 10.2% 13.4% 0.4% 13.8%
Total Global $ 3,172 $ 3,060 -1.8% 5.0% 3.2% 0.5% 3.7%
Local Currency Growth
North America Q1 2024 Q1 2023
Local Internal
Growth
Acquisition
Growth
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
Dental Merchandise $ 848 $ 896 -5.5% 0.1% -5.4% 0.0% -5.4%
Dental Equipment 255 248 2.9% 0.0% 2.9% 0.1% 3.0%
Total Dental 1,103 1,144 -3.7% 0.1% -3.6% 0.0% -3.6%
Medical 1,014 951 -0.5% 7.1% 6.6% 0.0% 6.6%
Total Health Care Distribution 2,117 2,095 -2.2% 3.2% 1.0% 0.1% 1.1%
Technology and Value

-Added Services
189 166 2.3% 11.6% 13.9% 0.0% 13.9%
Total North America $ 2,306 $ 2,261 -1.9% 3.9% 2.0% 0.0% 2.0%
Local Currency Growth
International Q1 2024 Q1 2023
Local Internal
Growth
Acquisition
Growth
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
Dental Merchandise $ 651 $ 591 -1.0% 9.4% 8.4% 1.8% 10.2%
Dental Equipment 160 163 -3.8% 0.0% -3.8% 1.3% -2.5%
Total Dental 811 754 -1.6% 7.4% 5.8% 1.6% 7.4%
Medical 27 20 -10.4% 50.8% 40.4% 0.0% 40.4%
Total Health Care Distribution 838 774 -1.8% 8.5% 6.7% 1.6% 8.3%
Technology and Value

-Added Services
28 25 8.9% 0.6% 9.5% 3.2% 12.7%
Total International $ 866 $ 799 -1.5% 8.2% 6.7% 1.7% 8.4%

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Exhibit B
Henry Schein, Inc.
2024 First Quarter
Reconciliation of reported GAAP net income and diluted EPS attributable to Henry Schein, Inc.
to non-GAAP net income and diluted EPS attributable to Henry Schein, Inc.
(in millions, except per share data)
(unaudited)
First Quarter
%
2024 2023 Growth
Net income attributable to Henry Schein, Inc. $ 93 $ 121 (23.2) %
Diluted EPS attributable to Henry Schein, Inc. $ 0.72 $ 0.91 (20.9) %
Non-GAAP Adjustments, net of tax and attribution to
noncontrolling interests
Restructuring costs (1) $ 7 $ 21
Acquisition intangible amortization (2) 28 19
Cyber incident-third-party advisory expenses (3) 4 -
Change in contingent consideration (4) 11 -
Non-GAAP adjustments to net income $ 50 $ 40
Non-GAAP adjustments to diluted EPS $ 0.38 $ 0.30
Non-GAAP net income attributable to Henry Schein, Inc. $ 143 $ 161 (11.3) %
Non-GAAP diluted EPS attributable to Henry Schein, Inc. $ 1.10 $ 1.21 (9.1) %
Management believes that non-GAAP financial measures provide investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where certain items may vary independent of business performance and allow for greater transparency with respect to key metrics used by management in operating our business.
These non-GAAP financial measures are presented solely for informational and comparative purposes and should not be regarded as a replacement for corresponding, similarly captioned, GAAP measures.

Net income growth rates are based on actual values and may not recalculate due to rounding.

Amounts may not sum due to rounding.
(1)

Restructuring Costs
The following table presents details of our restructuring costs:
First Quarter
2024 2023
Restructuring costs - pre-tax, as reported $ 10 $ 30
Income tax benefit (3) (8)
Amount attributable to noncontrolling interests - (1)
Restructuring costs, net $ 7 $ 21
Q1 2024 restructuring costs primarily consisted of employee severance and costs related to the exit of facilities.

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(2)

Acquisition Intangible Amortization
The following table presents details of amortization of acquired intangible assets:
First Quarter
2024 2023
Acquisition intangible amortization - pre-tax, as reported $ 46 $ 30
Income tax benefit (11) (7)
Amount attributable to noncontrolling interests (7) (4)
Acquisition intangible amortization, net $ 28 $ 19
(3)

Represents one time professional and other fees of $5 million ($4 million, net of taxes) related to remediation of our
Q4 2023 cyber incident.
(4)

Represents a change in the fair value of contingent consideration of $15 million ($11 million, net of taxes) recorded during Q1 2024 related to a 2023 acquisition.

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Exhibit C
Henry Schein, Inc.
2024 First Quarter
Reconciliation of reported GAAP net income to Adjusted EBITDA
(in millions)
(unaudited)
First Quarter
2024 2023
Net income attributable to Henry Schein, Inc. (GAAP) $ 93 $ 121
Income attributable to noncontrolling interests 5 7
Net income (GAAP) 98 128
Definitional adjustments:
Interest income (5) (3)
Interest expense 30 14
Income taxes 32 39
Depreciation and amortization 73 52
Non-GAAP adjustments:
Restructuring costs 10 30
Cyber incident-professional and other fees 5 -
Change in contingent consideration 15 -
Other adjustments:
Equity in earnings of affiliates, net of tax (3) (4)
Adjusted EBITDA (non-GAAP) $ 255 $ 256
Adjusted EBITDA is a non-GAAP measure that we calculate in the manner reflected on Exhibit C. We define Adjusted EBITDA as net income, excluding (i) net income attributable to noncontrolling interests, (ii)
interest income and expense, (iii) income taxes, (iv) depreciation and amortization, (v) restructuring costs,
(vi) cyber incident-professional and other fees, (vii) change in contingent consideration, and (viii) equity in
earnings of affiliates.

Amounts may not sum due to rounding.